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                                                                    EXHIBIT 99.2

                                                                PRELIMINARY COPY

                            TAJ MAHAL HOLD1NG CORP.
                               1000 The Boardwalk
                        Atlantic City, New Jersey 08401

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF TAJ MAHAL HOLDING CORP.

                 PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
       To be held ______ at  10:00 a.m., local time, on March __, 1996

          The undersigned hereby appoints Nicholas L. Ribis and Robert M. Pickus, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock which the undersigned is entitled in any capacity to vote at the above-stated Special Meeting, and at any and all adjournments or postponements thereof, on the matters set forth on the reverse side of this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

          ALL PROPERLY SIGNED PROXIES WILL BE VOTED AS DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, SUCH PROXY WILL BE VOTED FOR APPROVAL OF PROPOSAL NO. 1. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting, but will have the same effect as a vote AGAINST Proposal No. 1.

          RECEIPT OF THE NOTICE OF MEETING AND THE JOINT PROXY STATEMENT-PROSPECTUS DATED FEBRUARY __, 1996 (THE "JOINT PROXY STATEMENT-PROSPECTUS") IS HEREBY ACKNOWLEDGED.

          PLEASE SIGN AND DATE ON THE REVERSE SIDE AND MAIL THIS PROXY
                 CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                          (Continued on reverse side)

                                                                PRELIMINARY COPY


                         (Continued from reverse side)

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF TAJ MAHAL HOLDING CORP.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 1.
                                                   ---

Please mark boxes in blue or black ink.

1. Approval of the Merger Transaction, which approval constitutes approval and adoption of the Merger Agreement (as such terms are defined in the Joint Proxy Statement-Prospectus)

FOR     [ ]

AGAINST [ ]

ABSTAIN [ ]

Please mark the box indicating the type of stock of Taj Mahal Holding Corp. which you are voting with this proxy card:

                            Class A Common Stock  [ ]

                            Class B Common Stock  [ ]

                            Class C Common Stock  [ ]

2. In the discretion of the proxies with respect to any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof.


(JOINT OWNERS SHOULD EACH SIGN. PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THIS CARD. WHEN SIGNING AS ATTORNEY, TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE BELOW.)

                                   --------------------------------
                                        (TITLE OR AUTHORITY)

                                   --------------------------------
                                             (SIGNATURE)

                                   --------------------------------
                                             (SIGNATURE)

                                   DATED: __________, 1996

            YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS
                PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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